Exhibit 99.1

OneTravel Holdings, Incorporated
5775 Peachtree Dunwoody Road, Building G Suite 300 Atlanta, GA 30346 • Tel 404-256-6620 • Fax 404-943-1094
(www.onetravelholdings.com)

FOR IMMEDIATE RELEASE:
OneTravel Holdings Receives Notice of Failure to Satisfy Listing Requirements From AMEX

OTV Must File 10-Q by January 5, 2006

ATLANTA--(BUSINESS WIRE)—December 9, 2005-- OneTravel Holdings, Inc. (AMEX:OTV), a leading online and offline provider of travel and leisure services announced that it has received a notice of a failure to satisfy continued listing standards from the American Stock Exchange ("AMEX") in connection with the failure of OTV to timely file its Quarterly Report on Form 10-Q for the three month period ending September 30, 2005. The notice requires that OTV contact the AMEX verbally on or before December 9, 2005, which the Company has done. The notice also requires that the Company submit a written plan to AMEX by December 16, 2005, explaining the actions the Company will take to ensure that the Form 10-Q will be filed on or before January 5, 2006. The Company is committed to providing the written plan to the AMEX prior to the required date and expects to have the Form 10-Q filed by the date required by the AMEX. For further details please refer to the Company's 8K filing on this subject.

OneTravel Holdings, Inc. (www.onetravelholdings.com) derives all of its revenues from its travel business subsidiaries, Farequest Holdings, Inc., operating under the name 1-800-CHEAPSEATS (www.cheapseats.com) and OneTravel, Inc. (www.onetravel.com), both of which are leading online and offline providers of a full range of travel services, and FS SunTours, Inc., which sells leisure and vacation travel packages under the SunTrips® brand (www.suntrips.com). The Company derives additional revenue from operating other travel related web sites including www.discounthotels.com and www.11thhour.com.

Statements in this news release about anticipated or expected future revenue or shareholder value growth or expressions of future goals or objectives, including statements regarding market conditions or whether current plans to grow and strengthen the Company's business will be implemented or accomplished, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. When used in this release and documents, the words "anticipate", "believe", "estimate", "expect" and similar expressions, as they relate to the Company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. All forward-looking statements in this release are based upon information available to the Company on the date of this release. Any forward-looking statements involve risks and uncertainties, including the risk that the Company will be unable to grow or strengthen its business due to a lack of capital or a change in market demand for its products and services or to fully or effectively integrate all business units or the inability to realize anticipated cost savings or revenue and stockholder value growth opportunities associated with the acquisitions of Farequest Holdings, Inc. and OneTravel, Inc. The Company has previously mentioned in conference calls that gross bookings are not equal to gross revenues under generally accepted accounting principles, so no inference can be made about profitability based on gross bookings unless expressly stated by the Company. There is also no certainty that the Company will be successful in its quest to secure strategic alliances in its efforts to close the

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sale of the SunTrips business. The Company is also subject to those risks and uncertainties described in the Company's filings with the U.S. Securities and Exchange Commission ("SEC"), including the Company's historical losses and negative cash flow, its need for additional capital, including to finance the $12,500,000 promissory notes payable to the former stockholders of OneTravel, Inc., and that future financing, if available, will dilute the Company's current common stockholders. Additionally, forward-looking statements concerning the performance of the travel and leisure industry are based on current market conditions and risks, which may change as the result of certain regulatory, political, or economic events, a shift in consumer travel preferences, as well as those risks and uncertainties described in the Company's SEC filings, which could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements. For a complete description of the items approved at the annual stockholder's meeting, the Company's proxy statement is available for viewing in the Company's SEC filings.

Company Contact:    :
Marc Bercoon
President
OneTravel Holdings, Inc.
mbercoon@onetravel.com
404-256-6620

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